AmericaFirst seasonal trends Fund Class A: STQAX Class U: STQUX Class I: STQIX SUMMARY PROSPECTUS February 5, 2016, as supplemented June 6, 2016

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://americafirstfunds.com/forms-literature/. You can also get this information at no cost by calling 1-877-217-8363, emailing info@afcm-quant.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus, dated February 5, 2016, as supplemented June 6, 2016, and statement of additional information, dated February 5, 2016, as supplemented June 6, 2016, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective: The Fund seeks to achieve capital appreciation with a focus on producing positive returns regardless of the direction of the financial markets.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A and Class U shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 32 of the Fund’s Prospectus and in Purchase and Redemption of Shares on page 39 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class U	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	2.50%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	None
Redemption Fee (as a % of amount redeemed, if sold within 90 days)	1.00%	1.00%	1.00%
Wire Transfer Fee	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.74%	0.73%	0.72%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.51%	3.25%	2.24%
Fee Waiver[2]	(0.04)%	(0.28)%	(0.27)%
Total Annual Fund Operating Expense After Fee Waiver	2.47%	2.97%	1.97%
1	The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
2	The Advisor and the Trust have entered into an expense limitation agreement whereby the Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) in order to limit annual fund operation expenses to 2.45%, 2.95% and 1.95% for Class A, Class U and Class I, respectively. These expense limitations will remain in effect until at least February 4, 2017. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of the recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$738	$1,239	$1,765	$3,201
Class U	$543	$1,200	$1,882	$3,692
Class I	$200	$674	$1,175	$2,554

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).

1

A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 429.87% of the average value of the portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of domestically-traded equity and fixed-income securities. Equity securities include common stock, preferred stock and convertible preferred stock. The Advisor selects equities it believes are relatively undervalued by applying quantitative modeling techniques that use numerous factors including (but not limited to) dividend yield, price momentum, trading volume, operating earnings yield, and price as compared to simple and exponential moving averages. An exponential moving average is similar to a simple moving average, except that more weight is given to the latest data. The Fund may also sell short equity securities from any industry in an attempt to reduce volatility and risk in unfavorable market conditions. In selecting short positions, the Advisor’s quantitative models considers such variables including, but not limited to, poor relative price momentum, poor technical indicators and poor fundamentals. The Fund will invest in securities regardless of market capitalization. With regard to fixed income securities, the Fund may invest in fixed income securities regardless of maturity or credit rating including High Yield Bonds (commonly called “junk bonds”), Investment Grade Bonds and US Treasury Securities.

The Fund’s investment advisor, AmericaFirst Capital Management, LLC (the “Advisor”) employs a “Seasonal Trends” strategy to allocate assets between equity and fixed income securities. This strategy is based on the Advisor’s study of seasonal price patterns in asset classes over various time periods. Pursuant to one of the central tenets of this Seasonal Strategy, the Advisor anticipates rebalancing Fund holdings to reduce equity exposure in May and increasing it in November. This element of the Seasonal Trends strategy is commonly referred to as the “sell in May and walk away” tactic. The Fund may hold significantly higher than normal short-term cash positions during rebalancing or when market conditions warrant. The Fund may employ market timing trading strategies based upon the Advisor’s quantitative models. Additionally, the Fund may sell equities short when the Advisor’s proprietary quantitative analysis indicates that equities may be unattractive based on technical indicators and the Fund has an opportunity to achieve positive returns from shorting securities.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund.

•	Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.
•	Fixed Income Risk. When the Fund invests in fixed income securities the value of your investment in the Fund will fluctuate with changes in interest rates. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).
•	High-Yield Risk. High-yield, high-risk securities, commonly called “junk bonds,” are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income that higher-quality securities.
•	Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.
•	Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
•	Management Risk. The portfolio manager’s judgments about the Seasonal Trends strategy as well as the attractiveness, value and potential appreciation of particular asset classes, sectors, or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.
•	Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
•	Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.
•	Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.
2

•	Small and Medium (Mid) Capitalization Stock Risk. The earnings and prospects of small and mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.
•	Stock Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
•	Stock Value Risk. Stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the manager misgauged that worth.
•	Turnover Risk. Because the Fund will rebalance its holdings, the Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class A shares for each full calendar year since the Fund’s inception. The sales charge is not reflected in the bar chart, and if it were, returns would be less than those shown. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-217-8363.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	Mar-14	4.62%
Worst Quarter:	Dec-15	(7.41)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2015)

Class A Shares	One Year	Since Inception(1)
Return before taxes	(13.63)%	(5.48)%
Return after taxes on distributions	(13.69)%	(5.61)%
Return after taxes on distributions and sale of Fund shares	(7.66)%	(4.18)%
Class I Shares
Return before taxes	(8.67)%	(2.73)%
Class U Shares
Return before taxes	(11.74)%	(4.81)%
Dow Jones US Moderately Conservative Portfolio Index(2) (reflects no deduction for fees, expenses, or taxes)	0.24%	4.51%
(1)	The inception date of the Fund’s Class A, I and U shares is October 31, 2013.
(2)	Dow Jones US Moderately Conservative Portfolio Index. This index is a weighted average of other stock, bond, and cash indexes. It is reconstructed monthly and represents 40% of the risk of the U.S. equities market. The equities position (which is close to 40% of the portfolio) is constructed by equally weighting six Dow Jones U.S. Style Indexes (Large Growth, Large Value, Mid Growth, Mid Value, Small Growth and Small Value). The bond and cash position (which is close to 60% of the portfolio) is composed of various Barclays U.S. fixed income indexes.

After-tax returns are estimated and were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one Class and after-tax returns for other Classes will vary.

3

Advisor: AmericaFirst Capital Management, LLC is the Fund’s investment advisor.

Portfolio Manager: Rick Gonsalves, the co-founder and managing Member of the Advisor, has served as the Fund’s Portfolio Manager since it commenced operations in 2013.

Purchase and Sale of Fund Shares: For Class A and Class U shares, the minimum initial investment in the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account. For Class I shares, the minimum initial investment is $1,000,000. The minimum subsequent investment in the Funds is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through an individual retirement account or a tax-exempt plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4